
ROCK
YOUR

influence at scale

company overview

SAFE HARBOR STATEMENT

This overview contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company's financial position and business strategy. The words or phrases "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "think," "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include competitive conditions in the social media sponsorship segment in which IZEA operates, failure to popularize one or more of the marketplace platforms of IZEA, inability to obtain additional capital, and changing economic conditions that are less favorable than expected and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this investor overview and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such forward-looking statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. Actual results may differ materially from the Company's expectations and estimates.

None of the agencies, celebrities, brands or companies presented herein have endorsed an investment in IZEA.

our leadership



Ted Murphy - Founder/CEO, Chairman

18 Years Online Marketing / Product Development

- Credited with creating the Social Media Sponsorship Industry in 2006
- Former Founder/CEO - MindComet
- Former Founder/VP Creative Services - ThinkCreative



Ryan Schram - COO

16 Years Media / Brand Marketing & Client Development

- Former RVP, Northern & Coastal Americas - ePrize
- Former Director, National Marketing - CBS/Westwood One
- Former Managing Director, Clear Channel Interactive



Tom Geraghty - SVP Product & Partnerships

28 Years Internet Services / Entertainment

- Former SVP Commerce - myList
- Former SVP, Chief Privacy Officer - Channel Intelligence
- Former Executive Producer - Universal Creative



LeAnn Hitchcock, CPA - Interim CFO

22 Years Finance / Audit Services

- Former Chief Financial Officer – Galaxy Nutritional Foods, Inc.
- Former VP of Financial & Accounting Compliance – Workstream, Inc.
- Former Auditor - Arthur Andersen, PricewaterhouseCoopers and Pricher & Company

board members



Independent : Brian Brady

28 Years Media / Communications

- Founder/CEO - Northwest Broadcasting
- Chairman of the Board - FOX Affiliate Network
- Board Member - National Association of Broadcasters
- Former Board Member - The Ferris Foundation
- Former Board Member - Saga Communications (NYSE : SGA)



Independent : Dan Rua, MBA, JD

21 Years Technology / Venture Capital

- Managing Partner - Inflexion Partners
- Former Partner - Draper Atlantic
- Former Board Member - InphoMatch (acquired by Sybase NYSE:SY)
- Former Board Member - AuctionRover (acquired by Overture/Yahoo, NASDAQ : YHOO)



by the NUMBERS

- 39 team members
- 3 Core Social Media Sponsorship Platforms
- 3.2 Million+ Social Media Sponsorships
- 750k+ Registered Social Media Influencers
- 219M+ Monthly Sponsored Impressions
- $5 Million in Annual Revenue (Period ending 12/31/2012)
- 57% Gross Margins (Period ending 12/31/2012)

WHAT WE DO

IZEA is a leader in Sponsored Influence. Sponsored Influence is the compensation of bloggers, tweeters and other social media publishers to create and distribute advertiser content through their social networks.

We create the modern day equivalent of product placement and endorsements through social media to achieve scale.

Hundreds of TV Channels & Movies

Traditional Media Sponsorship



Sprint

Fringe - TV Show



Microsoft

The Good Guys - TV Show



Audi

Iron Man - Movie

Hundred of Millions of Social Media Influencers

Sponsored Influence


OH GIZMO!

Sprint

IZEA Sponsored Blog Post


@iamdiddy
FINAL DAY! Exclusive behind the scenes video for #12daysoftag by sponsor @microsofttag - scan the tag to get it! http://spn.tw/tPBHR

Microsoft

IZEA Sponsored Tweet



Audi

IZEA Sponsored Video Embed

brand + influencer = sponsored content

Allstate
You're in good hands.




CeeLo Green
@CeeLoGreen
Follow
Every week I see people trying their best at something they love! Keep on living the #GoodLife! @Allstate bit.ly/133tRrf #ad
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55 RETWEETS
40 FAVORITES

how we MAKE MONEY

We create marketplaces that connect advertisers with social media influencers. We make our money when we successfully match a buyer (advertiser) and seller (influencer) for a social media sponsorship.

sponsored
BLOG POST


miscfinds4u.com
DIY HOME
ENTERTAINMENT
EVENTS
FITNESS
MISC
Home » Cooking and Food • Freezer Cooking • Meat Dishes » TABASCO® Origi
Adds Tons of Flavor To This Make-Ahead Enchilada Casserole
TABASCO® ORIGINAL RED SAUCE ADDS TONS
FLAVOR TO THIS MAKE-AHEAD ENCHILADA CA
socialspark 29/01/2011 Comments off
I am NOT a fan of hot for hot's sake when it comes to food. I do like a little heat when it adds a layer of flavor to the food though, especially
TABSCO Red adds
more than just
HEAT
when it's cooled down by something creamy like sour cream. Being a vegetarian, it's
find ways to flavor soy and soy substitutes and TABASCO® Original Red is one way
I've always wondered just what makes TABASCO® sauce so delicious. It wasn't
that I discovered it's a combination of salt, red pepper, and vinegar that's aged for t
aging is what gives it its smooth, deep flavor. Original Red was the first sauce intro
1868 by the McIlhenny family and it continues to be their most popular sauce of 6 t
there's nothing like the original.


RECIPE girl
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bacon & cheese wrapped tater tots with tabasco
Game Day is almost here, and the best thing about game day (besides watching those guys in tight pants running around the field with a football) is definitely the food... comfort food of all sorts... food you're willing to sacrifice extra time at the gym for... food that you only treat yourself to once a year on Super Bowl Sunday. A Super Bowl party wouldn't be quite right without comfort food, would it? I've got a quick and easy appetizer recipe for you that requires only 4 ingredients: bacon, tater tots, cheddar cheese and TABASCO® Original Red.
Are you a fan of Tabasco? Do you douse your scrambled eggs with it, drizzle it on your pizza or pour it into your Bloody Mary? I'm always curious to know how people use this stuff. Well, Tabasco sauce is the secret ingredient here, so don't even think of leaving it out. It enhances the flavor of these little bites, taking them from ho-hum to woo-hoo!
Here's the how-to:
TABASCO
welco
School
More fro
More fro
STAY

sponsored
BLOG POST



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What's New on LockerGnome: How to Avoid Getting Headaches While Watching TV with You

Home / Hardware / Portable USB Lenovo M0520 Speakers Review

by CRAIGHTON MILLER JUNE 12, 2012

Portable USB Lenovo M0520 Speakers Review

Tweet 24 Like 1 +1 0 tumblr in Share 8 Submit

This is a sponsored post written by me on behalf of Lenovo for SocialSpark. All opinions are 100% mine.

When you're on the go and you have to listen to audio on your laptop, your options are usually confined to using headphones or putting up with the tinny output of the machine's default speakers that couldn't outpunch your grandfather's favorite pocket transistor radio. Thanks to the portable USB Lenovo M0520 speakers, you've now got an excellent, compact, and inexpensive third option.

This isn't my first experience with portable speakers, but so far it's the best. In the past, I've had issues with lackluster sound quality and troublesome grappling with power supply issues — plugging into a wall can certainly diminish the portability of such speakers, and having to feed them a never-ending supply of batteries cancels out whatever money may have been saved by purchasing cheap gadgetry. Thankfully, these portable USB Lenovo M0520 speakers spared me from enduring these hardships again.



TODAY I FOUND OUT

FEED YOUR BRAIN

HOME SUBSCRIBE ARTICLES QUICK FACTS ANSWERS KNOW IT THIS DAY

LENOVO IDEAPAD YOGA WINDOWS 8 LAPTOP/TABLET HYBRID

SPONSORED JANUARY 25, 2013 0

This is a Sponsored post written by me on behalf of Lenovo for SocialSpark. All opinions are 100% mine.

Lenovo was just recently a sponsor at the Sundance Film Festival at which Paris Hilton (pictured right), Corey Feldman (pictured below), Lil Jon, and others showed off the new Yoga computer which is more or less a nice little tablet/laptop hybrid, using a 360 degree flip and fold design to switch between using it laptop style or just as a straight tablet. (You can see the Lenovo at Sundance here). The Yoga can also be hinged halfway open to set it so it more or less stands up, picture-frame style, which is convenient for watching movies or the like.

For the specific specs, the Yoga 13 features:

- Up to 3rd generation Intel® Core™ i7 processor
- Windows 8 or Windows 8 Pro
- 13.3" Ultrabook™ with an HD+, IPS display (1600×900) (Dimensions: 333.4 x 224.8 x 16.9 mm (13.1 x 8.9 x 0.67"))
- Starting at 3.4 lbs
- Up to 8 hours' battery life
- Up to 128GB SSD storage, with 256GB coming soon

sponsored BLOG POST



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Madigan made... simple DIY Christmas cards with Duck® Brand tape.
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DECEMBER 11, 2012
Duck Tape crafts: Christmas bunting and gift wrap.
PEACE
I'm always up for a challenge – and I get asked all the time if Mod Podge can be used with Duck Tape. It doesn't work directly on Duck Tape, but I wasn't about to let that stop me. I was determined to think of a way to incorporate the two, because let's face it: Duck Tape crafts are the bomb!
ABOUT AMY
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Dines & Dish
CHILI'S RESTAURANT AND THE CORONARITA - GIFTCARD GIVEAWAY



Google
chilis coronarita
Order Chili's To Go - Simple. Fast. Convenient - Chilis.com
Indulge A Little: Chili's CoronaRita | What The Flicka?
Instagram photos for tag #coronarita | Statigram
Chili's Restaurant CoronaRita Giftcard Giveaway!
Chillin' with My Bud at Chili's with a #CoronaRita - Amanda's Cookin'
Chili's #CoronaRita is now available & Giveaway!
Images for chilis coronarita
Celebrate Cinco de Mayo with a Chili's #CoronaRita Margarita and ...
Do You Smell That!?: Chili's anyone? #CoronaRita
Chili's: CoronaRita Meal for 2 Only $35 | Miss Money Bee
New Coronarita Drink at Chilis for Cinco de Mayo
A Night Out with CoronaRitas at Chili's #CoronaRita - Simply Sweet ...

9 out of the top **10** organic search results in google.

hundreds of posts and photos posted to twitter, facebook and instagram.

sponsored TWEETS



Tenley Molzahn
@TenleyMolzahn

Want to pay it forward? Support #RebuildingTogether & #PfiesterCares click here: spon.tw/t1wCnq #ad



Jillian Michaels
@JillianMichaels

Now you can take your live and recorded TV anywhere, even to the gym! No more excuses. #Hopper #ad spon.tw/t1A186



Chad Michael Murray
@ChadMMurray

Cleaned the truck b4 I left- Needed it! Think Armor All! Btw, killer slogan- #UndoWhatLifeDoesToYourCar #ad



Aubrey O'Day
@AubreyODay

Ladies! Get ready for a Fab NYE night out. Chk out @Hpnotiq's #primpandprep site while getting ready to head out! #ad spnsr.tw/t1zspE

sponsored TWEETS

PHILADELPHIA



KhloéKardashianOdom
@KhloeKardashian

I am SO excited to try the new #PhillyIndulgence! #ad spn.tw/t1wqxU

Glade



Kelly K. Bensimon™
@kellybensimon

Who doesn't love a fresh smelling house? #GladeExpressions sponsored spon.tw/t1wyRo

BRUT



Jesse Metcalfe
@jessemetcalfe

I love that BRUT's new slogan is #letyourmanout. I just liked them on Facebook. You should too. spnsr.tw/t1xFtA

KIA



Melissa Joan Hart
@MelissaJoanHart

Houston, we have a baby. Check out @Kia's #Spacebabies Game day ad! sponsored spon.tw/t1zTNI

NEOSPORIN


NEOSPORIN
MOISTURE ESSENTIALS
Daily Body Wash

REVLON



HSN



sponsored PHOTOS

Scotts



Mrs.Smith's


HOUSE of JOYFUL NOISE

FOSSIL



our clients

THE BRANDS YOU TRUST

our clients

THE AGENCIES YOU KNOW

360i
1080 media
BOLIN
Burson-Marsteller
Carat
centro
Deutsch
DIGITAS
DRAFTFCB
Edelman
FRASER
Golin Harris
GREY
initiative
Ketchum
LBi
M80
maxus
McCANN WORLDGROUP
mcgarry bowen
MEC
MediaVest
MINDSHARE
Moxie
Ogilvy
OMD
phd
razorfish
SAATCHI & SAATCHI
SOUTHWEST MEDIA GROUP
space150
The Media Kitchen
triad
VML
Watauga Group
XenoPsi Media

repeat BUSINESS

Percentage of bookings represented by **repeat customers.**



60%
54%
48%
42%
36%
30%
24%
18%
12%
6%
0%
34%
41%
46%
42%
50%
44%
56%
58%
58%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13

"The set up process has been seamless & simple... I see more IZEA in our future."

Alicia Hiter - CR Brands, Inc.

A major agency client has now completed 56 campaigns with IZEA.

Year	Spend
2010	$0
2011	$25,000
2012	$424,274
Through 5/31/2013	$233,088

Unaudited information based on historical Salesforce.com reporting.



our INFLUENCERS

Our network includes 750,000+ influencers located in 179+ countries. They range from A-list celebrities to college students and stay at home moms.



paid social

Source : Nielsen 2013 Paid Social Media Advertising Report

Paid social media advertising is growing

- 75% of advertisers surveyed indicated that they use this channel
- 64% of advertisers said they were increasing their paid social media advertising budgets in 2013
- Advertisers are moving more of their on online and offline advertising budgets into paid social


How often do you run social ads
with online advertising?
Advertisers
Agencies
60%
54%
48%
42%
36%
30%
24%
18%
12%
6%
0%
51%
41%
31%
39%
18%
20%
Most or all of the time
Half of the time or less
Rarely or never

41% of advertisers surveyed said that social media had its own dedicated budget.

Where dollars from social media advertising are coming from.


41%
social has its own dedicated budget
23%
from online display
10%
from other online channels
39%
from offline channels

nielsen

Source : Nielsen 2013 Paid Social Media Advertising Report

How Advertisers and Agencies Use Social Media



89%
71%
0%
6%
75%
81%
Use Free Tools
Don't Do Anything in Social Media
Purchase Media and/ or Sponsor Content
Advertisers
Agencies

"Most of the advertisers and agencies surveyed indicated that they had been using paid social media advertising for less than three years, with 20 percent indicating they had only started in the last year, demonstrating that this is **still a maturing field.**"

nielsen

Source : Nielsen 2013 Paid Social Media Advertising Report

44% of advertisers said that the availability of "social media benchmarks" would lead them to increase their use of paid social media advertising.

Source : Nielsen 2013 Paid Social Media Advertising Report

our technology

- **Currently supporting three core platforms**
  - SocialSpark.com, SponsoredTweets.com, Staree.com
  - Additional revenue generation through legacy platforms
- **Developing the first Native Ad Exchange™**
  - Multi-platform (Blogs, Twitter, Facebook, Pinterest, Youtube)
  - Multi-lingual
  - Multi-currency
  - Real-time bidding
  - White label
- **IZEA.com will become our primary marketplace by the end of 2013**


SocialSpark
Review Content
Opp Details
Walgreens Prescription Savings Club
This post brought to you by Walgreens. All opinions are 100% mine.
Required Elements
Mouse over the elements below to highlight them within the content.
Link: Walgreens Prescription Sa...
Link: Walgreens on Twitter
Link: Walgreens on Facebook
Other Info
Post will be published on Couponing with Boys!
sponsored tweets
Sponsor These Tweeters
username
price
KimKardashian PRO
TV Star: Fashion icon and Armenian princess
call
call

izea's socialspark platform

Opportunity
- Make More Offers
- Download Summary of Approved Offers
- Your Opportunities

Launched:	04/23/2012	**Pending/Sent Offers:**	12
Status:	Live	**Posts Submitted:**	284

4,535 Clicks from 95,167 Views



Zoom: 1d 5d 1m 3m 6m 1y Max
Views 157
Clicks 9
August 27, 2012
4 k
3 k
2 k
1000
May 2012
Jun 2012
Jul 2012
Aug 2012
O. 1 Post Published 2012-5-10
N. 1 Post Published 2012-5-9
M. 2 Posts Published 2012-5-8
L. 7 Posts Published 2012-5-7

offer overview



Approved
Canceled

4,421	**people clicked** links embedded in published posts	114	**publishers clicked** your links in the SocialSpark site
$1.35	**cost per click** for all post and marketplace clicks	95,167	**total views** for all posts on this Opp.
4.68%	**click-through rate** for published posts on this Opp	$33.34	**cost per post** average for all published posts

call our sales team

Phone Toll Free
1 (877) 50-BLOGS

need help?

@socialspark

izea's sponsored tweets platform

0	Kenny Smith: DISH Hopper	$3,900.00	02/13/2013	0	1	0	32,000+
0	DISH Hopper (Family) #4	$154.98	02/12/2013	20	45	37	1,250+

Clicks 02.12.13 - Present (draw a rectangle to zoom in; double-click to zoom out)



200
150
100
50
0
2/12/2013
2/14/2013
2/16/2013
2/18/2013
2/20/2013
2/22/2013
2/24/2013
2/26/2013
2/28/2013

512 Clicks to Date

Total Tweet Clicks: 511
Total Profile Clicks: 1
Total Invalid Clicks: 2,477
Total Cost: $144.88
Effective CPC: $0.28

user	tweet	clicks	cost	cpc	reach	cpmf	FAR
kizzmebeeeeeeee	view tweet	179	$6.00	$0.03	8587	$0.58	10
warmtotouch	view tweet	170	$10.00	$0.05	9008	$0.95	10
AndSimpson87	view tweet	45	$3.40	$0.07	446	$7.48	10
MrJohnLloyd	view tweet	17	$6.00	$0.35	35543	$2.26	7
jepoy0410	view tweet	16	$10.00	$0.62	157	$55.24	10
Mstiffevans	1 2 3	15	$26.00	$1.73	118068	$0.22	1
POP STAR	Singer.						
YJewelle	1 2	13	$4.00	$0.30	525	$7.96	10
RonaleeAKArose	1 2	12	$9.70	$0.80	1043	$9.33	10
yousavedhowmuch	view tweet	8	$6.50	$0.81	403	$16.16	10

IZEA NAX

IZEA NATIVE AD EXCHANGE • LAUNCHING Q4 2013

PATENT PENDING

what's native?

	Native Advertising & Marketing	
	Promoted Content	Sponsored Content
Mechanism	Advertiser creates content, distributes it through network	Influencer / Publisher creates content, distributes it through network
Placement	Within the content stream	Within the content stream
Voice	Advertiser	Influencer / Publisher
Reader Association	Content	Content + Influencer
Content Variation	Limited	Scalable
Primary Benefit	Distribution	Affinity
Traditional Media Counterpart	Advertorial	Celebrity Endorsement
Primary Seller	Media Companies	Individual Influencers
Primary Buyer	Media Buyer	Brand Builder

native ads

Source : BIA Kelsey


U.S. Social Display vs. Native Ad Spend 2012-2017 Forecast
$12B
$10B
$8B
$6B
$4B
$2B
$0B
Social Display
Social Native
$1.6
$3.0
$2.4
$3.7
$2.9
$4.3
$3.4
$5.0
$4.0
$5.7
$4.6
$6.4
2012
2013
2014
2015
2016
2017


izea
Balance: $5000.00
Account
Sponsorship
Content
Product Sampling
Product Placement
Manage Lists
Find Influencers
Find Publishers
Find Influencers / Search Results / Alex Font
Help
Alex Font
99
I like BBQ. I like Beer. I like Sauce. I like the Redskins. I like the Caps. I like the Magic. I like all of the above. HTTR!
03.28.13 Kira: Alex performed really well on the Kia campaign. We should hire him to...
Expand
@FontSauce
$12.50
$25.00
Actions
1000
800
600
400
200
0
25
20
15
10
5
0
2/23 2/24 2/25 2/26 2/27 2/28 3/1 3/2 3/3 3/4 3/5 3/6 3/7 3/8 3/9 3/10 3/11 3/12 3/13 3/14 3/15 3/16 3/17 3/18 3/19 3/20 3/21 3/22 3/23
Posts
Mentions
25k+
382
199
115
225
Similar Influencers
Joe Carafelli
Juan Prado
Veronique Conus
Featured Influencers
Brian Fisher
Crystal Duncan
Rhia Font


izea
Balance: $5000.00
Account
Sponsorship
Content
Product Sampling
Product Placement
Manage Lists
Find Influencers
Find Publishers
Sponsorship / January Campaign / Lenovo YOGA Tablet Launch
Help
Lenovo YOGA Tablet Launch
Blog Post
457
Participants
out of 600 bids
click map to zoom
74%
approved
26%
declined
62%
32%
99k+
total views
43k+
total clicks
10.72%
average CTR
$2.39
total CPM
$35k+
spent to date
$85.20
average cost
1,895
total shares
995
total comments
1000
800
600
400
200
0
25
20
15
10
5
0
2/23 2/24 2/25 2/26 2/27 2/28 3/1 3/2 3/3 3/4 3/5 3/6 3/7 3/8 3/9 3/10 3/11 3/12 3/13 3/14 3/15 3/16 3/17 3/18 3/19 3/20 3/21 3/22 3/23
Shares
Comments
Name
Approved
Published
Views
Clicks
CTR
CPM
Shares
Comments

IZEA NAX

comparison

	Current IZEA Model	IZEA NAX
Sponsorship Pricing Model	Fixed Price	Two-Way Bidding
Revenue Model	Transactional	SAAS - Monthly Subscriptions Transactional Sponsored Discovery
White Label	No	Yes
Multi-Lingual	No	Yes
Multi-Currency	No	Yes
Mobile / Tablet	No	Yes
Formats	Posts, Updates (Twitter Only)	Posts, Updates, Videos, Photos, Shares, IRL
Social Networks	2	All Major
Promoted Content	No	Yes
Content Only	No	Yes
Automated Sampling	No	Yes
Multi-Platform Discovery	No	Yes
API Driven Ecosystem	No	Yes
Automated Discovery	No	Yes

consistent growth and increasing margins. we are maturing with the space.


Annual Revenues
$5.0M
$4.2M
$3.3M
$2.5M
$1.7M
$0.8M
$0M
2.8M
3.8M
4.3M
5.0M
2009
2010
2011
2012


Gross Profit Margin
58%
57%
56%
55%
54%
53%
52%
51%
50%
52%
52%
55%
57%
2009
2010
2011
2012

In the first 5 months of 2013 our net bookings have averaged $562k, or **$6.7M on an annualized basis**. Revenue trails bookings. Bookings are historically recognized as revenue within 90 days of the sale.

2013 net bookings through may 31, 2013


Plan
Actual
$1,800,000
$1,620,000
$1,440,000
$1,260,000
$1,080,000
$900,000
$720,000
$540,000
$360,000
$180,000
$0
$1,162,813
$1,607,920
$896,198
$1,202,903
Q113
Q213 Through May
$3,000,000
$2,700,000
$2,400,000
$2,100,000
$1,800,000
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$0
$2,059,011
$2,810,823
YTD / May

CONFIDENTIAL. Unaudited data.

public media & social media companies

	Symbol	Market Cap	Revenue (TTM)	Price / Sales (TTM)
LinkedIn	LNKD	18.4B	1.1B	16.68
Baidu	BIDU	33.8B	3.83B	8.83
Renren	RENN	1.1B	190.6M	6.26
Augme	AUGT	47.9M	26.1M	1.83
Facebook	FB	58.87B	5.49B	10.73
Google	GOOG	289.0B	53.5B	5.40
Yahoo	YHOO	28.4B	4.9B	5.8
Value Click	VCLK	2.0B	679.8M	2.95
Web.com	WWWW	1.0B	431.6M	2.34
			Average	**6.76**
IZEA	IZEA	1.45M	5.0M	0.29

The TTM varies from company to company based on last reporting. Data provided by Capital IQ as of 5/31/2013.
IZEA TTM Numbers are for the twelve months ending December 31, 2012.
IZEA market cap based on closing price of $.20 on 5/31/2013 and 7,275,526 common shares outstanding as of 5/31/2013.

Social media companies are becoming **attractive acquisitions** for more established Internet media companies.

- Yahoo acquired Tumblr for $1.1B - June 2013
- Google acquired Wildfire for $350M - July 2012
- Salesforce.com acquired Buddy Media for $689M - June 2012
- Google acquired Meebo for $100M - June 2012
- Oracle acquired Vitrue for $300M - May 2012
- Facebook acquired Instagram for $1B - April 2012
- Green Dot acquired Loopt for $43.4M - Mar 2012
- Adobe acquired Efficient Frontier for $400M - Nov 2011
- Salesforce acquired Radian 6 for $326M - Mar 2011
- Twitter acquired Tweetdeck for $40M - May 2011
- AOL acquired Huffington Post for $315M - Mar 2011

Data gathered via publicly available transaction information.
Such data does not imply future acquisitions trends or valuations for the industry generally or IZEA in particular.







izea

thank you